UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 24, 2025

BEYOND MEAT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38879	26-4087597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
888 N. Douglas Street, Suite 100
El Segundo, California 90245
(Address of principal executive offices, including zip code)

(866) 756-4112
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BYND	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On October 24, 2025, Beyond Meat, Inc. (“Beyond Meat” or the “Company”) disclosed the following unaudited preliminary financial results as of and for the three months ended September 27, 2025.
•Net revenue is expected to be approximately $70 million for the three months ended September 27, 2025, which is in line with the Company’s previous guidance range of $68 million to $73 million.
•Gross margin is expected to be in the range of approximately 10% to 11% for the three months ended September 27, 2025, inclusive of approximately $1.7 million of expenses related to the suspension and substantial cessation of operational activities in China. Excluding these charges, gross margin is expected to be in the range of approximately 12% to 13%.
•Operating expenses are expected to be in the range of approximately $41 million to $43 million for the three months ended September 27, 2025, inclusive of approximately $2 million of charges related to certain non-routine items, including incremental legal expenses associated with a contractual dispute with a former co-manufacturer, amortization of certain retention program expenses and costs related to a partial lease termination of a portion of the Company’s campus headquarters building. Excluding these charges, operating expenses are expected to be in the range of approximately $39 million to $41 million.
•In addition to and not included in the preliminary estimates above, the Company expects to record a non-cash impairment charge for the three months ended September 27, 2025, related to certain of its long-lived assets. The Company’s recoverability test, conducted in accordance with ASC 360, preliminarily indicated that the carrying amount of certain of its long-lived assets was not recoverable from the projected undiscounted future cash flows of the relevant asset group. Although the impairment charge is expected to be material, the Company is not yet able to reasonably quantify the amount at this time.
The Company’s condensed consolidated financial statements for the three and nine months ended September 27, 2025, are not yet available. Accordingly, the financial and operational results presented above are preliminary estimates and subject to the completion of the Company’s financial closing procedures and any adjustments that may result from the completion of the quarterly review and finalization of the condensed consolidated financial statements. As a result, these preliminary estimated results may differ from actual results that will be reflected in the condensed consolidated financial statements for the fiscal quarter when it is completed and publicly disclosed. These preliminary estimated results may change and those changes may be material.
The Company’s expectations with respect to the unaudited preliminary estimated results for the period discussed above are based upon management estimates and are the responsibility of management. The Company’s independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to these preliminary estimated results (including any financial data) and, accordingly, does not express an opinion or any other form of assurance with respect to these preliminary estimated results.
The information contained in this Item 2.02 is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent such other filing specifically incorporates such information by reference.

Item 8.01 Other Events.
The information reported under Item 2.02 is hereby incorporated by reference herein.
Arbitration with Former Co-Manufacturer.
As previously disclosed, in March 2024, a former co-manufacturer brought an action against the Company in a confidential arbitration proceeding claiming that the Company inappropriately terminated its agreement with the co-manufacturer and claimed damages of at least $73.0 million. On September 15, 2025, the arbitrator issued an interim award (the “Interim Award”) and found that the Company had a valid basis to terminate the agreement with the Manufacturer. The details of the Interim Award are confidential, and a final arbitration award has not been issued. Additional proceedings will be held to determine the award of attorneys’ fees, prejudgment interest and costs, if any, before a final arbitration award will be issued. On September 25, 2025, the Manufacturer filed a request with the arbitrator to re-open the arbitration hearing. On September 29, 2025, the Company opposed this request. On October 20, 2025, the arbitrator denied the Manufacturer’s request.
Note Regarding Forward-Looking Statements.
Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the federal securities laws, including statements related to the Company’s expectations with respect to its third quarter results, including net revenue, gross margin, operating expenses and the non-cash impairment charge for the three months ended September 27, 2025. These statements are based on management’s current opinions, expectations, beliefs, plans, objectives, assumptions and projections regarding financial performance, prospects, future events and future results, and involve known and unknown risks that are difficult to predict. In some cases, you can identify forward-looking statements by the use of words such as “expect,” “may,” “could,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “outlook,” “potential,” “continue,” “likely,” “will,” “would,” “preliminary,” and variations of these terms and similar expressions, or the negative of these terms of similar expressions. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which or whether, such performance or results will be achieved. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While the Company believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made or implied herein including the risks discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on March 5, 2025, the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 29, 2025 filed with the SEC on May 8, 2025, the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 28, 2025 filed with the SEC on August 8, 2025, and under the heading “Supplementary Risk Factors” in the Company’s Current Report on Form 8-K filed with the SEC on October 6, 2025, as well as other factors described from time to time in the Company’s filings with the SEC. Such forward-looking statements are made only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise, except as otherwise required by law. If it does update one or more forward-looking statements, no inference should be made that the Company will make additional updates with respect to those or other forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND MEAT, INC.

By:	/s/ Lubi Kutua
Lubi Kutua
Chief Financial Officer and Treasurer

Date: October 24, 2025